UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-01209

Bridges Investment Fund, Inc.
(Exact name of registrant as specified in charter)

8401 West Dodge Road, Suite 256
Omaha, NE 68114
(Address of principal executive offices) (Zip code)

Edson L. Bridges III
8401 West Dodge Road, Suite 256
Omaha, NE 68114
(Name and address of agent for service)

(402) 397-4700
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2010

Date of reporting period:  December 31, 2010

Item 1. Reports to Stockholders.

Forty-Eighth

Annual Shareholder Report

2010

8401 West Dodge Road - 256 Durham Plaza - Omaha, Nebraska 68114 - voice: (402) 397-4700 fax: (402) 397-8617 - www.bridgesfund.com

This page has been intentionally left blank.

Contents of Report

Page 1	Shareholder Letter
Exhibit 1	Portfolio Transactions During the Period From July 1, 2010
Pages 4 – 5	through December 31, 2010
Exhibit 2	Selected Historical Financial Information
Page 6
Page 7	Expense Example
Page 8	Allocation of Portfolio Holdings
Pages 9 – 22	Financial Statements and Report of Independent Registered Public Accounting Firm
Page 23	Privacy Policy
Page 24	Additional Disclosures
MD&A 1 – 7	Management Discussion and Analysis

IMPORTANT NOTICES

Opinions expressed herein are those of Edson L. Bridges III and are subject to change. They are not guarantees and should not be considered investment advice.

The S&P 500 Index is a broadly based unmanaged composite of 500 stocks which is widely recognized as representative of price changes for the U.S. equity market in general. The Russell 1000 Growth Index is an unmanaged composite of stocks that measures the performance of the stocks of companies with higher price-to-book ratios and higher forecasted growth values from a universe of the 1,000 largest U.S. companies based on total market capitalization.

S&P Mid Cap Index tracks a diverse basket of medium-sized U.S. firms. A mid-cap stock is broadly defined as a company with a market capitalization ranging from about $2 billion to $10 billion.

S&P Small Cap Index consists of 600 small-cap stocks.  A small-cap company is generally defined as a stock with a market capitalization between $300 million and $2 billion.

P/E is a valuation ratio of a company’s current share price compared to its per-share earnings.

Cash Flow is a measure of a company’s financial health. Equals cash receipts minus cash payments over a given period of time.

Earnings Growth Rate is not a measure of the Fund’s future performance.

You cannot invest directly in a specific index, however, you may invest in a number of open end investment companies organized and operated by other sponsors for the purpose of experiencing the investment results for an index. Fund holdings are subject to change and should not be considered a recommendation to buy or sell any security. Please refer to the Schedule of Investments for complete information on holdings in the Fund.

Mutual fund investing involves risk. Principal loss is possible. Small- and medium-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

Earnings per share is calculated by taking the total earnings divided by the number of shares outstanding.

This report has been prepared for the information of the shareholders of Bridges Investment Fund, Inc. and is under no circumstances to be construed as an offering of shares of the Fund. Such offering is made only by Prospectus.

The Bridges Investment Fund is distributed by Quasar Distributors, LLC.

This report must be preceded or accompanied by a prospectus.

Bridges Investment Fund, Inc.
256 DURHAM PLAZA
8401 WEST DODGE ROAD
OMAHA, NEBRASKA 68114 - 3453

TELEPHONE 402 - 397 - 4700
FACSIMILE 402 - 397 - 8617

January 6, 2011
Dear Shareholder:

Review of 2010 and Outlook for 2011

Bridges Investment Fund had a total return of 11.50% for the one-year period ended December 31, 2010.  By comparison, the S&P 500 had a total return of 15.06%, while the Russell 1000 Growth Index finished up 16.71% for the year.  The Fund had total returns of -1.06%, 0.67% and -0.21% for the 3, 5, and 10 year periods ending December 31, 2010, compared to total returns of -2.86%, 2.29%, and 1.41% for the S&P 500, and returns of -0.47%, 3.75%, and 0.02% for the Russell 1000 Growth Index over the same periods of time.  Three, five, and ten year returns are annualized.  The Fund’s gross expense ratio is 1.03%.

Performance data quoted represents past performance.  Past performance does not guarantee future results.  The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance stated above. Performance data current to the most recent month end may be obtained by calling 866-934-4700.

After a strong recovery year in 2009 from the depths of the financial crisis of 2008, stocks in 2010 built on their 2009 gains. The S&P 500 posted a 15.06% total return in 2010, while the S&P Midcap Index and S&P Small Cap Index both realized total returns of 26%.

The bulk of 2010’s returns came during the fourth quarter of the year.  The S&P 500 had a fourth quarter total return of 10.76%, the S&P Midcap Index had a total return of 13.50%, and the S&P Small Cap Index had a fourth quarter return of 16.24%.

The positive equity market returns for the year were largely driven by two factors.  First, corporate earnings showed very strong earnings growth throughout the year.  Earnings for the S&P 500 companies were up 23% during the four quarters ending in September on both a market-cap weighted and equal-weighted basis, indicating that the profit recovery in 2010 was broadly based.  We expect fourth quarter earnings to be reported this January to show continued solid progress in corporate profit growth.

The second factor bolstering fourth quarter equity returns was the effect of the Federal Reserve’s massive quantitative easing operations.  The Fed began to aggressively purchase U.S. Treasury securities in the second half of 2010, with the intent of driving investors toward riskier assets and driving the value of financial assets higher in order to stimulate the economy.  We believe that so far the Fed’s approach has been successful in pushing financial asset prices higher, but we are concerned about the longer term consequences of the strategy, especially when the Fed’s marginal demand for Treasuries declines.  This will be a key factor to monitor in 2011.

We are constructive on the outlook for equities in 2011.  Our positive outlook is based on several factors.

First, we expect corporate earnings growth to continue in 2011.  At present, consensus earnings estimates for the S&P 500 are $92 per share for 2011.  Corporate earnings growth has consistently exceeded analysts’ expectations over the past six quarters, and we believe there is still room for upside surprises in earnings in 2011; we anticipate actual earnings for the S&P 500 in 2011 could be as high as $95.  Continued solid corporate earnings momentum should support higher stock prices on balance over the course of 2011.

Second, equity valuations remain modest despite the strong earnings recovery of 2009-2010.  At present, the S&P 500 trades at 13.8x the current consensus 2011 earnings estimate of $92 per share (1275 / 92 = 13.8x).  The current market P/E multiple is well below the long-term average P/E for the S&P 500 (which is about 17x), especially given that earnings growth is likely to be solid in 2011, and given that interest rates remain well below long-term average levels.

Third, valuations for many companies are understated because balance sheets have excess cash.  This cash provides the flexibility for companies to create incremental shareholder value through increased research and development, capital spending, dividend increases, and or share repurchases.

Fourth, despite the large recovery in stock prices since March of 2009 (the S&P 500 rallied 86% between the market low on March 9, 2009, and December 31, 2010), U.S. equity mutual funds experienced net outflows of approximately $50 billion

Shareholder Letter	––2––	January 6, 2011

in 2010, while investors flocked to bond funds (net inflows of about $500 billion) even though interest rates were at or near record low levels in 2010.  We believe that if interest rates continue to rise (the yield on the 10 year Treasury rallied sharply during the last three months of 2010, rising from 2.39% at its lowest point during 2010 on October 7 to finish the year at 3.36%), investors who chased low yields in bond funds could reverse course and return to the stock market.

We believe fair value for 2011 for the S&P 500 is approximately 1425, or about 12% above current levels.  Our fair value estimate is based on a 15x P/E for the market and an estimate of 2011 earnings of about $95.  Should investors be willing to accord higher valuations to equities over the course of the year, an upside target of 1500 for the S&P 500 would be reasonable.  For perspective, the all-time high level for the S&P 500 was reached in October of 2007 at 1575, which was about 17x 2007 earnings.

It is interesting to note that despite the challenging economic conditions of 2008-2010, S&P 500 earnings could reach all-time high levels in 2011, and yet the index trades about 20% below its all-time high.  Clearly, investor psyche has not recovered as well as actual corporate profits and this is reflected in current equity valuations, which we believe creates an attractive long-term valuation opportunity for equity investors.

Against the backdrop of our generally positive outlook for equities in 2011, it is important to note that material corrections are likely (and would be healthy) in 2011.  The S&P 500 is up 22% from its July 1, 2010, low, and up 86% from the bear market low of March 9, 2009.

Our Portfolio

Our portfolio continues to be comprised largely of companies with strong balance sheets, high levels of profitability, and the wherewithal to grow shareholder value over time through a range of economic conditions.

The following table summarizes the significant changes in the Fund during 2010:

BRIDGES INVESTMENT FUND CHANGES FOR 2010

NEW BUYS:	ADDS:	TRIMS:	ELIMINATED:
AFLAC	Abbott Labs	Apple	Adobe
Amazon	Altria	Capital One	Alcon
Anadarko Petroleum	American Capital	Cisco	Autodesk
Bank of America	Caterpillar	CME Group	eBay
BHP Billiton LTD	Chevron	Dolby Labs	First Nat’l NE
Carnival Corp	Goldman Sachs	Fluor	Fiserv
Celgene	Hewlett Packard	General Electric	GameStop
Chicago Bridge & Iron	JP Morgan Chase	Research in Motion	Gilead Sciences
Credicorp	MasterCard	Roper	Lowe’s
DIRECTV Cl A	Microsoft	T Rowe Price	Monsanto
Disney	Teva Pharma	Target	Netflix
Emerson Electric			Potash
iShares S&P Midcap 400			Praxair
iShares S&P Small Cap 600			Priceline
Kohl’s			Smith Int’l
McDonalds			State Street
Netflix			Strayer Education
Nike			WellPoint
Rackspace Hosting
UPS

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security.

The Fund holdings that added the most value to the Fund’s return in 2010 included Altria, Apache, Apple, Caterpillar, Chevron, Express Scripts, Fluor, Roper Industries, and Union Pacific.

The stocks that were the largest drag on the Fund’s performance during 2010 included Best Buy, Cisco Systems, MasterCard, Strayer Education, Teva Pharmaceutical, Transocean, and Visa.

Shareholder Letter	––3––	January 6, 2011

MasterCard and Visa declined significantly during the third quarter of 2010 on concerns of the effect on their profitability of the increased regulation of the debit card interchange business contained in the financial reform legislation.  Both stocks ended the year down from 2009 despite strong underlying earnings growth over the course of 2010.  While the uncertainty regarding what the final regulations in the legislation will be will extend into 2011, we believe both stocks are significantly undervalued even if their profitability in debit card transactions is reduced by the legislation.

We believe that the underperformers in the portfolio during 2010 remain attractive portfolio holdings going forward because they have strong business franchises, and they trade at attractive absolute and relative valuations.

As we noted in the annual report last year, we continue to focus on two types of companies:  1) companies with very strong business franchises that are characterized by solid balance sheets and high levels of margins and profitability; and 2) companies with above average sensitivity to the economy that also have above average quality and profitability characteristics.  Examples of each are shown in the table below:

High Quality Franchise	Hybrid	Economically Sensitive
Allergan	Apple	Apache
Dolby	Berkshire Hathaway	BHP Billiton
Express Scripts	Best Buy	Caterpillar
MasterCard	CME	Chesapeake Energy
McDonalds	Goldman Sachs	FedEx
Microsoft	Qualcomm	Fluor
PepsiCo	Target	General Electric
Teva Pharmaceutical	Wells Fargo	Roper
Waters		Union Pacific

In 2010, companies with greater sensitivity to an improving economy were generally better stock market performers as investors were willing to assume greater risk in the equity market as the year unfolded and more evidence emerged that economic conditions were improving.

On balance, we believe that our companies’ financial performance (growth in earnings and cash flows in 2010 versus 2009) during 2010 was somewhat better than their stock price performance over the course of the year, which leads us to believe that we have a strong valuation underpinning in the portfolio as we enter 2011.

We believe the Fund’s portfolio is very attractively valued looking out over the next several years.  At present, the Fund’s portfolio trades at 13.8x estimated 2011 earnings, and has a projected long-term earnings growth rate of 11-13% annually.  This compares favorably with the S&P 500’s 13.8x P/E and its consensus long-term earnings growth rate of 6-8%.

We believe the Fund’s companies are well positioned to grow shareholder value at attractive rates in the future.  Our companies have strong balance sheets, long track records of generating above average financial performance for shareholders, attractive valuation characteristics, and good prospects for growing their business value over time.

We will continue to focus on owning in the Fund those companies with the best combination of strong business franchises, good growth prospects and attractive valuation metrics.  We believe that the large advance in stock prices since March of 2009 increases the probability of some type of meaningful correction during 2011; we anticipate using interim periods of market weakness to upgrade the portfolio’s quality and exposure to companies that can show good earnings growth in business value in an economic environment that may remain challenging over the next several years.

We appreciate your investment in the Fund and welcome any questions you may have about the portfolio.

Sincerely,

Edson L. Bridges III, CFA
President and Chief Executive Officer

––4––

Exhibit 1

BRIDGES INVESTMENT FUND, INC.

PORTFOLIO TRANSACTIONS
DURING THE PERIOD FROM
JULY 01, 2010 THROUGH DECEMBER 31, 2010
(Unaudited)

	Bought or	Held After
Securities	Received	Transactions
Common Stock Unless	$1,000 Par	$1,000 Par
Described Otherwise	Value (M)	Value (M)
	or Shares	or Shares

Abbott Laboratories	5,000	20,000
Aflac, Inc.	8,000	8,000
Altria Group, Inc.	5,000	55,000
Amazon.com, Inc.	3,000	3,000
Anadarko Petroleum Corp.	5,000	20,000
Bank of America Corp.	10,000	35,000
BHP Billiton Ltd.	4,000	15,000
Carnival Corp.	5,000	25,000
Caterpillar Inc.	8,000	20,000
Celgene Corp.	8,000	15,000
Chevron Corp.	2,000	20,000
Chicago Bridge & Iron Co.	10,000	10,000
Credicorp Ltd.	2,000	7,000
DirecTV	2,000	22,000
The Walt Disney Co.	10,000	10,000
Emerson Electric Co.	15,000	15,000
Google Inc.	500	5,000
Hewlett-Packard Co.	15,000	25,000
ishares S&P MidCap 400 Index Fund	10,000	10,000
ishares S&P SmallCap 600 Index Fund	10,000	10,000
JPMorgan Chase & Co.	5,000	30,000
MasterCard, Inc.	500	13,000
McDonald’s Corp.	2,000	17,000
Microsoft Corp.	5,000	25,000
NIKE, Inc.	5,000	5,000
Rackspace Hosting, Inc.	20,000	20,000
Strayer Education, Inc.	500	5,500
Union Pacific Corp.	5,000	25,000
United Parcel Service, Inc.	10,000	10,000
Visa Inc.	2,000	20,000

––5––

Exhibit 1
(Continued)

BRIDGES INVESTMENT FUND, INC.

PORTFOLIO TRANSACTIONS
DURING THE PERIOD FROM
JULY 01, 2010 THROUGH DECEMBER 31, 2010
(Unaudited)

	Sold or	Held After
Securities	Exchanged	Transactions
Common Stock Unless	$1,000 Par	$1,000 Par
Described Otherwise	Value (M)	Value (M)
	or Shares	or Shares

	Adobe Systems Inc.	15,000	—
	Autodesk, Inc.	35,000	—
	Cisco Systems, Inc.	15,000	50,000
	CME Group Inc.	1,000	3,000
	First National of Nebraska, Inc.	225	—
1	First National Bank of Omaha
	7.32% due 12/01/2010	250,000	—
	Fluor Corp.	5,000	15,000
	Gilead Sciences, Inc.	20,000	—
	Hewlett-Packard Co.	5,000	20,000
	Kohl’s Corp.	8,000	—
	Potash Corp. of Saskatchewan Inc.	9,000	—
	Priceline.com Inc.	1,000	—
	Research In Motion Ltd.	7,000	10,000
	Strayer Education, Inc.	5,500	—
	T Rowe Price Group Inc.	2,000	15,000
	Target Corp.	2,000	20,000

1  Matured at Par on 12/01/2010

––6––

Exhibit 2

BRIDGES INVESTMENT FUND, INC.

SELECTED HISTORICAL FINANCIAL INFORMATION
(Unaudited)

– – – – – – – – – – – Year End Statistics – – – – – – – – – – –

Valuation	Net	Shares	Net Asset	Dividend/	Capital
Date	Assets	Outstanding	Value/Share	Share	Gains/Share
07-01-63	$109,000	10,900	$10.00	$—	$—
12-31-63	159,187	15,510	10.13	.07	—
12-31-64	369,149	33,643	10.97	.28	—
12-31-65	621,241	51,607	12.04	.285	.028
12-31-66	651,282	59,365	10.97	.295	—
12-31-67	850,119	64,427	13.20	.295	—
12-31-68	1,103,734	74,502	14.81	.315	—
12-31-69	1,085,186	84,807	12.80	.36	—
12-31-70	1,054,162	90,941	11.59	.37	—
12-31-71	1,236,601	93,285	13.26	.37	—
12-31-72	1,272,570	93,673	13.59	.35	.08
12-31-73	1,025,521	100,282	10.23	.34	.07
12-31-74	757,545	106,909	7.09	.35	—
12-31-75	1,056,439	111,619	9.46	.35	—
12-31-76	1,402,661	124,264	11.29	.38	—
12-31-77	1,505,147	145,252	10.36	.428	.862
12-31-78	1,574,097	153,728	10.24	.481	.049
12-31-79	1,872,059	165,806	11.29	.474	.051
12-31-80	2,416,997	177,025	13.65	.55	.0525
12-31-81	2,315,441	185,009	12.52	.63	.0868
12-31-82	2,593,411	195,469	13.27	.78	.19123
12-31-83	3,345,988	229,238	14.60	.85	.25
12-31-84	3,727,899	278,241	13.40	.80	.50
12-31-85	4,962,325	318,589	15.58	.70	.68
12-31-86	6,701,786	407,265	16.46	.688	.86227
12-31-87	7,876,275	525,238	15.00	.656	1.03960
12-31-88	8,592,807	610,504	14.07	.85	1.10967
12-31-89	10,895,182	682,321	15.97	.67	.53769
12-31-90	11,283,448	744,734	15.15	.67	.40297
12-31-91	14,374,679	831,027	17.30	.66	.29292
12-31-92	17,006,789	971,502	17.51	.635	.15944
12-31-93	17,990,556	1,010,692	17.80	.6225	.17075
12-31-94	18,096,297	1,058,427	17.10	.59	.17874
12-31-95	24,052,746	1,116,620	21.54	.575	.19289
12-31-96	29,249,488	1,190,831	24.56	.55	.25730
12-31-97	36,647,535	1,262,818	29.02	.5075	.30571
12-31-98	48,433,113	1,413,731	34.26	.44	2.11648
12-31-99	69,735,684	1,508,154	46.24	.30	.91088
12-31-00	71,411,520	1,850,301	38.59	.40	.80880716
12-31-01	60,244,912	1,940,494	31.05	.26	—
12-31-02	45,854,541	1,989,769	23.05	.20	—
12-31-03	62,586,435	2,016,560	31.04	.24	—
12-31-04	74,281,648	2,230,038	33.31	.305	—
12-31-05	80,715,484	2,305,765	35.01	.2798	—
12-31-06	82,754,479	2,336,366	35.42	.2695	—
12-31-07	77,416,617	2,258,380	34.28	.2364	2.5735
12-31-08	49,448,417	2,257,410	21.91	.2603	—
12-31-09	67,435,343	2,303,377	29.28	.17	—
12-31-10	75,014,486	2,307,301	32.51	.126	—

––7––

BRIDGES INVESTMENT FUND, INC.

EXPENSE EXAMPLE

DECEMBER 31, 2010
(Unaudited)

As a shareholder of The Bridges Investment Fund, Inc., you incur ongoing costs, including management fees; services fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held the entire period (July 1, 2010 – December 31, 2010).

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. Although the Fund charges no sales load or transactions fees, you will be assessed fees for outgoing wire transfers, returned checks or stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. To the extent that the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which a Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses, interest expense or dividends on short positions taken by the Fund and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	July 1, 2010 –
	July 1, 2010	December 31, 2010	December 31, 2010
Actual	$1,000.00	$1,213.30	$5.00
Hypothetical (5% return before expenses)	1,000.00	1,020.68	4.57

*	Expenses are equal to the Fund’s annualized expense ratio of 0.90%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

––8––

BRIDGES INVESTMENT FUND, INC.

ALLOCATION OF PORTFOLIO HOLDINGS

DECEMBER 31, 2010
(Unaudited)

COMPONENTS OF PORTFOLIO HOLDINGS

Common Stock	$70,122,750
Corporate Bonds	2,499,881
Exchange Traded Funds	1,591,600
Money Market Funds	854,257
Total	$75,068,488

––9––

BRIDGES INVESTMENT FUND, INC.

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2010

Title of Security	Shares	Cost	Value
COMMON STOCKS – 93.48%

Amusement, Gambling, and Recreation Industries – 0.49%
The Walt Disney Co.	10,000	$336,300	$375,100

Beverage and Tobacco Product Manufacturing – 5.54%
Altria Group, Inc.	55,000	$952,205	$1,354,100
PepsiCo, Inc.	25,000	786,066	1,633,250
Philip Morris International, Inc.	20,000	685,363	1,170,600
		$2,423,634	$4,157,950
Chemical Manufacturing – 6.82%
Abbott Laboratories	20,000	$1,065,207	$958,200
Allergan, Inc.	17,000	666,197	1,167,390
Celgene Corp.(a)	15,000	839,322	887,100
The Procter & Gamble Co.	10,000	551,197	643,300
Teva Pharmaceutical Industries, Ltd. – ADR	28,000	911,243	1,459,640
		$4,033,166	$5,115,630
Computer and Electronic Product Manufacturing – 13.06%
Apple, Inc.(a)	12,000	$1,380,553	$3,870,720
Cisco Systems, Inc.(a)	50,000	1,041,527	1,011,500
Dolby Laboratories, Inc.(a)	11,000	422,815	733,700
Hewlett-Packard Co.	20,000	841,957	842,000
QUALCOMM, Inc.	40,000	1,541,688	1,979,600
Research In Motion Ltd.(a)	10,000	703,814	581,300
Waters Corp.(a)	10,000	531,536	777,100
		$6,463,890	$9,795,920
Couriers and Messengers – 2.21%
FedEx Corp.	10,000	$688,396	$930,100
United Parcel Service, Inc.	10,000	671,348	725,800
		$1,359,744	$1,655,900
Credit Intermediation and Related Activities – 14.50%
Bank Of America Corporation	35,000	$570,600	$466,900
Capital One Financial Corp.	50,000	1,581,204	2,128,000
Credicorp Ltd.	7,000	601,886	832,370
JPMorgan Chase & Co.	30,000	1,320,492	1,272,600
Mastercard, Inc.	13,000	2,210,569	2,913,430
Visa, Inc.	20,000	1,435,163	1,407,600
Wells Fargo & Co.	60,000	1,444,347	1,859,400
		$9,164,261	$10,880,300
Data Processing, Hosting and Related Services – 0.84%
Rackspace Hosting, Inc.(a)	20,000	$478,448	$628,200

Electrical Equipment, Appliance, and Component Manufacturing – 1.14%
Emerson Electric Co.	15,000	$820,875	$857,550

See accompanying Notes to the Financial Statements.

Percentages are stated as a percent of the value of net assets
ADR	American Depository Receipt
(a)	Non-income producing security.

––10––

BRIDGES INVESTMENT FUND, INC.

SCHEDULE OF INVESTMENTS
(Continued)

DECEMBER 31, 2010

Title of Security	Shares	Cost	Value
COMMON STOCKS (Continued)

Electronics and Appliance Stores – 2.29%
Best Buy Co., Inc.	50,000	$1,195,560	$1,714,500

Food Services and Drinking Places – 1.74%
McDonald’s Corp.	17,000	$1,098,785	$1,304,920

General Merchandise Stores – 1.60%
Target Corp.	20,000	$614,615	$1,202,600

Health and Personal Care Stores – 3.60%
Express Scripts, Inc.(a)	50,000	$940,685	$2,702,500

Heavy and Civil Engineering Construction – 1.76%
Chicago Bridge & Iron Co.(a)	10,000	$322,293	$329,000
Fluor Corp.	15,000	579,555	993,900
		$901,848	$1,322,900
Insurance Carriers and Related Activities – 2.74%
Aflac, Inc.	8,000	$454,678	$451,440
Berkshire Hathaway, Inc.(a)	20,000	678,649	1,602,200
		$1,133,327	$2,053,640
Leather and Allied Product Manufacturing – 0.57%
NIKE, Inc.	5,000	$424,432	$427,100

Machinery Manufacturing – 5.43%
Caterpillar, Inc.	20,000	$1,131,202	$1,873,200
General Electric Co.	45,000	489,038	823,050
Roper Industries, Inc.	18,000	880,782	1,375,740
		$2,501,022	$4,071,990
Management of Companies and Enterprises – 1.46%
The Goldman Sachs Group, Inc.	6,500	$908,626	$1,093,040

Mining (except Oil and Gas) – 1.86%
BHP Billiton Ltd. – ADR	15,000	$1,122,662	$1,393,800

Miscellaneous Manufacturing – 0.97%
Stryker Corp.	13,500	$668,133	$724,950

Nonstore Retailers – 0.72%
Amazon.com, Inc.(a)	3,000	$397,653	$540,000

Oil and Gas Extraction – 7.11%
Anadarko Petroleum Corp.	20,000	$1,268,113	$1,523,200
Apache Corp.	20,000	1,502,796	2,384,600
Chesapeake Energy Corp.	55,000	1,496,225	1,425,050
		$4,267,134	$5,332,850
Other Information Services – 3.96%
Google, Inc.(a)	5,000	$2,233,769	$2,969,850

See accompanying Notes to the Financial Statements.

Percentages are stated as a percent of the value of net assets
ADR	American Depository Receipt
(a)	Non-income producing security.

––11––

BRIDGES INVESTMENT FUND, INC.

SCHEDULE OF INVESTMENTS
(Continued)

DECEMBER 31, 2010

Title of Security	Shares	Cost	Value
COMMON STOCKS (Continued)

Petroleum and Coal Products Manufacturing – 2.43%
Chevron Corp.	20,000	$736,350	$1,825,000

Publishing Industries (except Internet) – 0.93%
Microsoft Corp.	25,000	$502,516	$698,000

Rail Transportation – 3.09%
Union Pacific Corp.	25,000	$1,460,063	$2,316,500

Securities, Commodity Contracts, and Other Financial Investments
and Related Activities – 2.98%
American Capital Ltd.(a)	40,000	$640,862	$302,400
CME Group, Inc.	3,000	983,282	965,250
T. Rowe Price Group, Inc.	15,000	725,747	968,100
		$2,349,891	$2,235,750
Support Activities for Mining – 0.93%
Transocean Ltd.(a)	10,000	$1,084,177	$695,100

Telecommunications – 1.17%
DIRECTV(a)	22,000	$780,297	$878,460

Water Transportation – 1.54%
Carnival Corp.	25,000	$951,168	$1,152,750

TOTAL COMMON STOCKS (Cost $51,353,031)		$51,353,031	$70,122,750

EXCHANGE TRADED FUNDS – 2.12%

Funds, Trusts, and Other Financial Vehicles – 2.12%
iShares S&P MidCap 400 Index Fund	10,000	$883,670	$906,900
iShares S&P SmallCap 600 Index Fund	10,000	666,718	684,700

TOTAL EXCHANGE TRADED FUNDS (Cost $1,550,388)		$1,550,388	$1,591,600

	Principal
Title of Security	Amount	Cost	Value

CORPORATE BONDS – 3.33%

Beverage and Tobacco Product Manufacturing – 0.35%
Reynolds American, Inc. 7.250%, 06/01/2012	$250,000	$252,093	$267,336

Broadcasting (except Internet) – 0.31%
Comcast Corp. 6.500%, 01/15/2017	200,000	$199,592	$230,554

Building Material and Garden Equipment and Supplies Dealers – 0.30%
Home Depot, Inc. 5.400%, 03/01/2016	200,000	$184,679	$224,121

See accompanying Notes to the Financial Statements.

Percentages are stated as a percent of the value of net assets
(a)	Non-income producing security.

––12––

BRIDGES INVESTMENT FUND, INC.

SCHEDULE OF INVESTMENTS
(Continued)

DECEMBER 31, 2010

	Principal
Title of Security	Amount	Cost	Value
CORPORATE BONDS (Continued)

Credit Intermediation and Related Activities – 0.35%
MBNA Corporation 7.500%, 03/15/2012	$250,000	$252,892	$266,233

Funds, Trusts, and Other Financial Vehicles – 0.41%
Spectra Energy Capital, LLC 8.000%, 10/01/2019	250,000	$268,355	$304,564

General Merchandise Stores – 0.51%
JC Penney Corp., Inc. 7.400%, 04/01/2037	400,000	$400,963	$380,000

Machinery Manufacturing – 0.39%
Applied Materials, Inc. 7.125%, 10/15/2017	250,000	$253,696	$295,264

Merchant Wholesalers, Nondurable Goods – 0.34%
Cardinal Health, Inc. 6.750%, 02/15/2011	250,000	$211,948	$251,549

Oil and Gas Extraction – 0.37%
Anadarko Petroleum Corp. 7.625%, 03/15/2014	250,000	$241,616	$280,260

TOTAL CORPORATE BONDS (Cost $2,265,834)		$2,265,834	$2,499,881

	Shares	Cost	Value
MONEY MARKET FUNDS – 1.14%

Mutual Fund – 1.14%
SEI Daily Income Trust Treasury Fund, 0.01%	854,257	$854,257	$854,257

TOTAL MONEY MARKET FUNDS (Cost $854,257)		$854,257	$854,257

TOTAL INVESTMENTS (COST $56,023,510) – 100.07%			$75,068,488
LIABILITIES IN EXCESS OF OTHER ASSETS – (0.07)%			(54,002)
TOTAL NET ASSETS – 100.00%			$75,014,486

See accompanying Notes to the Financial Statements.

Percentages are stated as a percent of the value of net assets
(a)	Non-income producing security.

––13––

BRIDGES INVESTMENT FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2010

ASSETS:
Investments in securities, at fair value (cost: $56,023,510)	$75,068,488
Receivables
Dividends and interest	126,215
Fund shares issued	14
Prepaid Expenses	3,107

TOTAL ASSETS	$75,197,824

LIABILITIES:
Payables
Advisory fees	$89,766
Distribution to shareholders	12,799
Fund shares redeemed	18,007
Accrued expenses	62,766

TOTAL LIABILITIES:	$183,338

TOTAL NET ASSETS	$75,014,486

NET ASSETS CONSIST OF:
Capital stock	$57,497,573
Accumulated undistributed net investment income	950
Accumulated net realized loss on investments	(1,529,015)
Unrealized appreciation on investments	19,044,978

TOTAL NET ASSETS	$75,014,486

SHARES OUTSTANDING (UNLIMITED SHARES OF NO PAR VALUE AUTHORIZED)	2,307,301

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$32.51

See accompanying Notes to the Financial Statements.

––14––

BRIDGES INVESTMENT FUND, INC.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2010

INVESTMENT INCOME:
Dividend income (net of foreign tax withheld of $2,366)	$728,349
Interest income	182,146

Total investment income	$910,495

EXPENSES:
Advisory fees	$342,155
Administration fees	77,033
Fund accounting fees	42,983
Dividend disbursing and transfer agent fees	46,002
Professional services	41,086
Independent director’s expenses and fees	28,583
Custody fees	10,277
Printing and supplies	14,334
Other	17,201

Total expenses	$619,654
NET INVESTMENT INCOME	$290,841

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	208,642

Net change in unrealized appreciation on investments	7,303,942

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	7,512,584

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$7,803,425

See accompanying Notes to the Financial Statements.

––15––

BRIDGES INVESTMENT FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

	2010	2009
OPERATIONS:
Net investment income	$290,841	$354,843
Net realized gain/(loss) on investments	208,642	(1,269,932)
Net increase in unrealized appreciation on investments	7,303,942	18,114,554

Net increase in net assets resulting from operations	$7,803,425	$17,199,465

Net equalization of debits/credits:	(62)	897

Distributions to shareholders:
From net investment income	(290,649)	(385,351)

Total distributions	$(290,649)	$(385,351)

Capital share transactions:
Net increase in net assets from capital share transactions	66,429	1,171,915

Total increase in net assets	$7,579,143	$17,986,926

NET ASSETS:
Beginning of the period	$67,435,343	$49,448,417

End of the Period (including undistributed net investment
income of $950 and $757, respectively)	$75,014,486	$67,435,343

See accompanying Notes to the Financial Statements.

–16––

BRIDGES INVESTMENT FUND, INC.

FINANCIAL HIGHLIGHTS

For a Fund share outstanding throughout the period

	Years Ended December 31,
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$29.28	$21.91	$34.28	$35.42	$35.01

Income (loss) from investment operations:
Net investment income1	0.14	0.17	0.25	0.23	0.27
Net realized and unrealized gain/(loss) on investments	3.22	7.37	(12.36)	1.44	0.41
Total from investment operations	3.36	7.54	(12.11)	1.67	0.68

Less dividends and distributions:
Dividends from net investment income	(0.13)	(0.17)	(0.25)	(0.24)	(0.27)
Distributions from net realized gains	—	—	—	(2.57)	—
Distributions from tax return of capital	—	—	(0.01)	—	—
Total dividends and distributions	(0.13)	(0.17)	(0.26)	(2.81)	(0.27)

Net asset value, end of period	$32.51	$29.28	$21.91	$34.28	$35.42

Total return	11.50%	34.61%	(35.47%)	4.72%	1.96%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$75,014	$67,435	$49,448	$77,417	$82,754
Ratio of net expenses to average net assets:	0.90%	1.02%	0.77%	0.80%	0.84%
Ratio of net investment income to average net assets:	0.42%	0.63%	0.86%	0.64%	0.78%
Portfolio turnover rate	26.3%	18.2%	23.4%	39.0%	19.0%

See accompanying Notes to the Financial Statements.

1	Net investment income per share is calculated using the ending balances prior to consideration or adjustment for permanent book-to-tax differences.

––17––

BRIDGES INVESTMENT FUND, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2010

(1)    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Bridges Investment Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The primary investment objective of the Fund is long-term capital appreciation. In pursuit of that objective, the Fund invests primarily in common stocks. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A.Investments –

Security transactions are recorded on trade date. Dividend income is recognized on the ex-divided date, and interest income is recognized on an accrual basis. Discount and premium on fixed income securities is accreted or amortized into interest income using the effective interest method.

The net realized gain (loss) from the sales of securities is determined for income tax and accounting purposes on the basis of the cost of specific securities.

Securities owned are reflected in the accompanying statement of assets and liabilities and the schedule of investments at fair value based on quoted market prices. Bonds and other fixed-income securities (other than the short-term securities) are valued using the bid price provided by an independent pricing service. Other securities traded on a national securities exchange are valued at the last reported sale price at the close of regular trading on each day the exchange is open for trading. Securities listed on the NASDAQ National Market System for which market quotations are readily available are valued using the NASDAQ Official Closing Price (“NOCP”). If no sales were reported on that day, quoted market price represents the closing bid price. Securities for which quotations are not readily available are valued at fair value using procedures approved by the Board of Directors.

U.S. Government securities with less than 60 days remaining to maturity when acquired by the Fund are valued on an amortized cost basis. U.S. Government securities with more than 60 days remaining to maturity are valued at the current market value as provided by an independent pricing service on the day of valuation until the 60th day prior to maturity, and are then valued at amortized cost based upon the value on such date unless the Board determines during such 60-day period that this amortized cost basis does not represent fair value. Short-term investments are stated at cost, which, when combined with accrued interest approximates market value.

B.Federal Income Taxes –

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to Regulated Investment Companies (“RICs”) to distribute all of its taxable income to shareholders. Therefore, no Federal income tax provision is required. Under applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains earned on foreign securities.

The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains or losses were recorded by the Fund.

The Fund has not recorded any liability for material unrecognized tax benefits as of December 31, 2010.  It is the Fund’s policy to recognize accrued interest and penalties related to uncertain benefits in income taxes as appropriate.  Tax years that remain open to examination by major jurisdiction include tax years ended December 31, 2007 through December 31, 2010.

On December 22, 2010, The RIC Modernization Act of 2010 (the “Modernization Act”) was signed by The President. The Modernization Act is the first major piece of legislation affecting RICs since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some highlights of the enacted provisions are as follows:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.

––18––

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Except for the simplification provisions related to RIC qualification, the Modernization Act is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

C.Distribution To Shareholders –

The Fund pays dividends to shareholders on a quarterly basis on of the ex-dividend date. Distribution of net realized gains, if any, are made on an annual basis to shareholders on the ex-dividend date.

D.Equalization –

The Fund uses the accounting practice of equalization by which a portion of the proceeds from sales and costs of redemption of capital shares, equivalent on a per share basis to the amount of undistributed net investment income on the date of the transactions, is credited or charged to undistributed income. As a result, undistributed net investment income per share is unaffected by sales or redemption of capital shares.

E.Use of Estimates –

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

F.Fair Value Measurements –

The Fund has adopted the Financial Accounting Standards Board (“FASB”) guidance on fair value measurements. Fair value is defined as the price that each Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment.  A three-tier hierarchy is used to maximize the use of observable market data “inputs” and minimize the use of unobservable “inputs” and to establish classification of fair value measurements for disclosure purposes.  Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk.  Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity.  Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.  The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical investments
Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The FASB also issued guidance on how to determine the fair value of assets and liabilities when the volume and level of activity for the asset/liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly.  The valuation techniques used by the Fund to measure fair value for the year ended December 31, 2010 maximized the use of observable inputs and minimized the use of unobservable inputs.  During the year ended December 31, 2010, no securities held by the fund were deemed as Level 3 and no securities were transferred into or out of Level 1 or 2.

––19––

In January 2010, amended guidance was issued by FASB to require separate disclosures for purchases, sales, issuances and settlements relating to Level 3 measurements. It also clarifies existing fair value disclosures about the level of disaggregation, inputs and valuation techniques used to measure fair value. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Earlier adoption is permitted. In the period of initial adoption, the Fund will not be required to provide the amended disclosures for any previous periods presented for comparative purposes. However, those disclosures are required for periods ending after initial adoption. The impact of this guidance on the Fund’s financial statements and disclosures, if any, is currently being assessed.

The following is a summary of the inputs used as of December 31, 2010 in valuing the Fund’s investments carried at market value:

	Level 1	Level 2	Level 3	Total
Equity
Manufacturing	$26,976,090	$—	$—	$26,976,090
Finance and Insurance	12,256,260	—	—	12,256,260
Mining	7,421,750	—	—	7,421,750
Retail Trade	6,159,600	—	—	6,159,600
Information	5,174,510	—	—	5,174,510
Transportation and Warehousing	5,125,150	—	—	5,125,150
Professional, Scientific
and Technical Services	2,913,430	—	—	2,913,430
Accommodation and Food Services	1,304,920	—	—	1,304,920
Management of Companies	1,093,040	—	—	1,093,040
Construction	1,322,900	—	—	1,322,900
Arts and Entertainment
and Recreation	375,100	—	—	375,100
Total Equity	70,122,750	—	—	70,122,750
Exchange Traded Funds
Finance and Insurance	1,591,600	—	—	1,591,600
Fixed Income
Corporate Bonds	—	2,499,881	—	2,499,881
Total Fixed Income	—	2,499,881	—	2,499,881
Money Market Funds	854,257	—	—	854,257
Total Investments in Securities	$72,568,607	$2,499,881	$—	$75,068,488

G.Derivative Instruments and Hedging Activities –

The Fund has adopted FASB guidance regarding disclosure about derivatives and hedging activities and how they affect the Fund’s Statement of Assets and Liabilities and Statement of Operations.  The Fund did not enter into any derivative transactions during the year ended December 31, 2010.

(2)    INVESTMENT ADVISORY CONTRACT AND OTHER TRANSACTIONS WITH AFFILIATES

Under an Investment Advisory Contract, Bridges Investment Management, Inc. (the “Investment Adviser”) furnishes investment advisory services for the Fund. In return, the Fund has agreed to pay the Investment Adviser a management fee computed on a quarterly basis at the rate of 1/8 of 1% of the average month-end net asset value of the Fund during the quarter, equivalent to 1/2 of 1% per annum. Certain officers and directors of the Fund are also officers and directors of the Investment Adviser. These officers do not receive any compensation from the Fund other than that which is received indirectly through the Investment Adviser. For the period ended December 31, 2010, the Fund incurred $342,155 in advisory fees.

The contract between the Fund and the Investment Adviser provides that total expenses of the Fund in any year, exclusive of taxes, but including fees paid to the Investment Adviser, shall not exceed, in total, a maximum of 1 and 1/2% of the average month end net asset value of the Fund for the year. Amounts, if any, expended in excess of this limitation are reimbursed by the Investment Adviser as specifically identified in the Investment Advisory Contract. There were no amounts reimbursed during the year ended December 31, 2010.

The Fund has entered into a Board-approved contract with the Investment Adviser in which the Investment Adviser acts as primary administrator to the Fund at an annual rate of $42,000. U.S. Bancorp Fund Services, LLC acts as sub-administrator to the Fund, and for its services, receives an annual fee at the rate of 0.04% for the first $50 million of the Fund’s average net assets, 0.03% on the next $50 million of average net assets, and 0.02% on the balance, subject to an annual minimum of $4,000. Effective July 1,

––20––

2010, the Administration agreement was amended to reflect an annual fee at the rate of 0.05% for the first $50 million of the Fund’s average net assets, 0.04% on the next $50 million of average net assets, and 0.03% on the balance, subject to an annual minimum of $32,500. These administrative expenses are shown as Administration Fees on the Statement of Operations.

Quasar Distributors, LLC (the “Distributor”), a registered broker-dealer, acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of U.S. Bancorp Fund Services, LLC.

(3)    SECURITY TRANSACTIONS

The cost of long-term investment purchases during the years ended December 31, were:

	2010	2009
Non U.S. government securities	$19,334,285	$10,380,549

Net proceeds from sales of long-term investments during the years ended December 31, were:

	2010	2009
Non U.S. government securities	$17,538,066	$9,773,996

There were no long-term U.S. government transactions for the years ended December 31, 2010 and 2009.

(4)    NET ASSET VALUE

The net asset value per share represents the effective price for all subscription and redemptions.

(5)    CAPITAL STOCK

Shares of capital stock issued and redeemed during the years ended December 31, were as follows:

	2010	2009
Shares sold	115,163	182,118
Shares issued to shareholders in reinvestment of net investment income	8,453	14,310
	123,616	196,428
Shares redeemed	(119,692)	(150,461)
Net increase	3,924	45,967

Value of capital stock issued and redeemed during the years ended December 31, were as follows:

	2010	2009
Shares sold	$3,405,255	$4,529,901
Shares issued to shareholders in reinvestment of net investment income	255,109	335,154
	$3,660,365	$4,865,055
Shares redeemed	(3,593,935)	(3,693,140)
Net increase	$66,429	$1,171,915

(6)    DISTRIBUTIONS TO SHAREHOLDERS

On March 31, 2010, June 30, 2010, September 30, 2010 and December 31, 2010, cash distributions were declared from net investment income accrued through March 31, 2010, June 30, 2010, September 30 and December 31, 2010, respectively. These distributions were calculated as $0.020, $0.030, $0.030 and $0.046 per share. The dividends were paid on March 31, 2010, June 30, 2010, September 30, 2010 and December 31, 2010, to shareholders of record on March 30, 2010, June 29, 2010, September 29, 2010 and December 30, 2010.

(7)    FEDERAL INCOME TAX INFORMATION

The tax character of distributions during the years ended December 31, 2010 and 2009 were as follows:

	Ordinary	Long-Term
	Income	Capital Gain
12/31/10	$290,649	$—
12/31/09	385,351	—

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the dissimilar character of certain income

––21––

items and net realized gains and losses for financial statement and tax purposes. Any permanent differences will result in reclassification among certain capital accounts in the financial statements. For the year ended December 31, 2010 the undistributed net investment income increased by $63, accumulated net realized gain increased by $1, and paid-in-capital decreased by $64.

As of December 31, 2010, the components of the tax basis cost of investments and net unrealized appreciation were as follows:

Federal tax cost of investments	$56,054,775
Unrealized appreciation	$21,263,249
Unrealized depreciation	$(2,249,536)
Net unrealized appreciation	$19,013,713

As of December 31, 2010, the components of distributable earnings on a tax basis were as follows:

Net unrealized appreciation	$19,013,713
Undistributed ordinary income	$950
Undistributed long term gains	$—
Distributable earnings	$950
Other accumulated loss	$(1,497,750)
Total accumulated capital earnings	$17,516,913

At December 31, 2010, the Fund did not defer any post-October losses.

The Fund had $159,887 in capital loss carry over which expires on December 31, 2016 and $1,337,863 which expires on December 31, 2017.

The Fund utilized $157,107 of prior capital loss carry overs during the year ended December 31, 2010.

––22––

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of Bridges Investment Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Bridges Investment Fund, Inc. (the “Fund”) as of December 31, 2010, and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of  the Fund as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Milwaukee, WI
February 22, 2011

––23––

PRIVACY POLICY NOTICE
(Unaudited)

Protecting your privacy is important to Bridges Investment Fund, Inc. and our employees.  We want you to understand what information we collect and how we use it.  In order to provide our shareholders with a broad range of financial products and services as effectively and conveniently as possible, we use technology to manage and maintain shareholder information.  The following policy serves as a standard for all Bridges Investment Fund, Inc. employees for the collection, use, retention, and security of nonpublic personal information.

What Information We Collect

In order to serve you better, we may collect nonpublic personal information about you from the following sources:

•  Information we receive from you in connection with opening an account or establishing and maintaining a shareholder relationship with us, whether in writing or oral;

•  Information about your transactions with us or our affiliates; and

•  Information we receive from third parties such as your accountants, attorneys, life insurance agents, family members, financial institutions, custodians, trustees and credit bureaus.

“Nonpublic personal information” is nonpublic information about you that we obtain in connection with providing a financial product or service to you.  For example, nonpublic personal information includes the contents of your application, account balance, transaction history and the existence of a relationship with us.

What Information We Disclose

We do not disclose any nonpublic personal information about you to anyone, except as permitted by law.  We are permitted to disclose nonpublic personal information about you to other third parties in certain circumstances.  For example, we may disclose nonpublic personal information about you to third parties to assist us in servicing your account with us.

If you decide to close your account(s) or become an inactive shareholder, we will adhere to the privacy policies and practices as described in this notice.

Our Security Procedures

We also take steps to safeguard shareholder information.  We restrict access to your personal and account information to those who need to know that information to provide products and services to you.  Violators of these standards will be subject to disciplinary measures.  We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

––24––

INVESTMENT ADVISORY AGREEMENT DISCLOSURE (Unaudited)

The Fund’s investment advisory agreement with Bridges Investment Management, Inc. (“BIM”) was approved by the independent members of the Board of Directors on November 16, 2010.

In approving the continuance of the investment advisory agreement, the independent Directors of the Fund reviewed the financial resources of BIM, the investment performance record, types of securities purchased, and asset size of the Fund in comparison with funds of similar size and comparable investment objectives, the operating costs relative to other funds, and other factors including the quality of investment advice and other services set forth in a special study prepared annually for the Board by the investment manager.  In addition, the independent Directors reviewed the expertise, personnel, and the resources BIM is willing to commit to the management of the Fund, its compliance program, the cost of comparable services and the benefits to be received by BIM.

With respect to BIM’s financial resources, BIM provided the Fund’s Board of Directors information showing (as of December 31, 2009) total assets of $4,231,995, no long-term debt, and total shareholders’ equity of $3,132,488, with a current ratio (current assets to current liabilities) of 2.69x and an equity to total assets ratio of 74.02%.

The directors reviewed and focused on the Fund’s past performance and operations in their evaluation and decision.  Based on information gathered from a leading mutual fund evaluator, the Fund directors compared the Fund’s performance criteria to funds with similar investment objectives.  The total fund comparison universe varied depending on the time frame of the comparison and other investment parameters included, but with respect to funds with a growth investment objective, the Fund ranked, on percentile terms, in the 60th percentile of 1,743 funds over a trailing 12-month period (as of September 30, 2010), 21st of 1,518 funds over a 3-year period, 77th of 1,279 funds over a 5-year period, and 48th of 752 funds over a 10-year period.

The Fund directors reviewed the asset allocation of the Fund, including the percentage of Fund assets invested in stocks (93% as of September 30, 2010) and bonds (4.00% as of September 30, 2010).  They also reviewed a number of current ratios for the Fund’s portfolio, including the current price/earnings ratio of Fund stocks (15.5x as of September 30, 2010) price/cash ratio (9.8x) and price/book ratio (2.2x), as well as the Fund’s turnover ratio, which at 18% for the trailing twelve months, was still well below the average turnover ratio average of 93% for a comparison group of large cap growth funds.  The directors also reviewed the Fund’s expense ratio, which was 1.03% for the period ending September 30, 2010, compared to an average of 1.71% for a peer group of 1,673 funds selected as the comparison group.

The Fund Board also reviewed the extent to which economies of scale would be realized as the Fund grows, and the expected impact of any growth in Fund assets on the Fund’s fee structure, including fees and expenses which are not directly related to the size of the Fund, and provisions in agreements with service providers which carry a lower basis charge if the Fund asset base increases.

With respect to the Fund’s compliance program, the Fund directors were provided information concerning both the historical practices to ensure compliance by Fund personnel, as well as current actions taken to strengthen the Fund compliance structure.

The Board of Directors noted that Edson L. Bridges III has more than 27 years experience with the Fund’s portfolio and thus is very familiar with the Fund’s history and operations.  The Board of Directors further noted that Edson L. Bridges III has been responsible for the day-to-day management of the Fund’s portfolio since April 11, 1997, with Brian Kirkpatrick as the back-up person in this position.

At each Board of Directors meeting, the Board reviews the brokerage commissions and fees paid with respect to securities transactions undertaken for the Fund’s portfolio during the prior three-month period for the cost efficiency of the services provided by the brokerage firms involved, all of which brokerage firms are non-affiliated with the Fund and BIM.  The Fund’s Board of Directors reviewed in May, 2010, an annual disclosure for 2009 on soft dollar commission arrangements of BIM and the benefits that BIM, and its clients may receive from the Fund’s portfolio transactions.  The Board has regularly reviewed the brokerage commissions paid on each portfolio security transaction since 1995, and the actions taken by the management during the prior quarter with respect to portfolio transactions and commission levels have been approved by the Board of Directors.

OTHER INFORMATION (Unaudited)

The Fund files its complete schedule of portfolio holdings with the SEC for the First and Third Quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at http://www.sec.gov, or can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).  These reports can also be obtained from the Fund by sending an e-mail to fund@bridgesinv.com or calling 1-800-939-8401.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and a report on how the Fund voted such proxies during the 12-month period ended June 30, 2010 can be obtained from the Fund’s website at http://www.bridgesfund.com, by calling 1-800-939-8401, or from the SEC’s website at http://www.sec.gov.

Bridges Investment Fund, Inc.	January 18, 2011
Shareholder Communication
Annual Report for 2010

MANAGEMENT’S DISCUSSION AND ANALYSIS
(Unaudited)
Introduction

The following information is provided in response to Item 22 in the Form N-1A to be filed annually under the Investment Company Act of 1940 with the Securities and Exchange Commission in Washington, D.C.  The Form N-1A prescribes certain information that is to be included in the Prospectus for the Fund.

Item 22(b)(3)

The Directors, as a group, were paid a total of $23,500 by Bridges Investment Management, Inc. for their attendance at Audit Committee, Administration and Nominating Committee, and Board of Directors meetings during 2010.   These fees were reimbursed by the Fund in the calendar quarter that followed the date such payment was made.

The Officers, as a group, were not paid any compensation by the Fund for their services during 2010.  During the most recent fiscal year ended December 31, 2010, the Fund paid its investment adviser, Bridges Investment Management, Inc., $342,155 in fees under the investment advisory contract.

Item 22(b)(5)

Officers and Directors

The Board is responsible for managing the Fund’s business affairs and for exercising all the Fund’s powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are “interested persons” of the Fund (i.e., “Interested” Board members) and those who are not (i.e., “Independent” Board members). In addition, the Fund’s Statement of Additional Information includes additional information about Fund directors and is available, from the Fund’s website at http://www.bridgesfund.com or by calling 1.800.939.8401.

**The determination of an interested person is based on the definition in Section 2(a)(19) of the Investment Company Act of 1940, and Securities and Exchange Commission Release (Release No. IC-24083, dated October 14, 1999), providing additional guidance to investment companies about the types of professional and business relationships that may be considered to be material for purposes of Section 2(a)(19).  Interested persons include a director or officer of the Fund who has a significant or material business or professional relationship with the Fund’s investment adviser, Bridges Investment Management, Inc.  Those individuals who are not “interested persons” are disinterested persons for this disclosure.  Bridges Investment Fund, Inc. considers these proposed Board members to be “independent directors” exercising care, diligence and good business judgment with respect to the governance of the Fund.**

**Disinterested Persons
Also Known As Independent Directors**

Name, Age,
Position with
Fund and Term
of Office	Principal Occupation(s) and Directorships*
Nathan Phillips	Mr. Dodge is the Executive Vice President of N.P. Dodge Company. He has worked at N.P. Dodge Company
Dodge III	since October, 1993. Mr. Dodge is also a principal officer and director of a number of subsidiary and affiliated
Age: 47	companies in the property management, insurance, and real estate syndication fields. Mr. Dodge became a
Director of Lauritzen Corp. in 2008 and of First State Bank of Loomis in 2003.
Director
(2010 – present)

John J. Koraleski	Mr. Koraleski was elected Chairman on April 13, 2005. Mr. Koraleski is Executive Vice President-Marketing &
Age: 60	Sales of the Union Pacific Railroad Company headquartered in Omaha, Nebraska. Mr. Koraleski was employed by Union Pacific in June, 1972, where he has served in various capacities. He was promoted to his present
Chairman	position in March, 1999. As the Executive Vice President-Marketing & Sales, Mr. Koraleski is responsible for
(2005 – present)	all sales, marketing, and commercial activities for the railroad and its Union Pacific Distribution Services subsidiary. He is a member of the Railroad’s Operating Committee. Prior to his current officer position with
Director	the Railroad, Mr. Koraleski was the Railroad’s Chief Financial Officer, Controller of Union Pacific Corporation.
(1995 – present)	In those positions, he was responsible for the Railroad’s Information Technologies and Real Estate Departments. Mr. Koraleski has been designated as the Lead Independent Director of the Fund.

MD&A–2

Name, Age,
Position with
Fund and Term
of Office	Principal Occupation(s) and Directorships*

Adam M. Koslosky	Mr. Koslosky is the President and Chief Executive Officer of Magnolia Metal Corporation. Magnolia Metal
Age: 54	Corporation is a bronze bearing manufacturer located in Omaha, Nebraska. Mr. Koslosky commenced his career with Magnolia Metal Corporation in 1978. Mr. Koslosky also is a general partner of Mack Investments,
Director	Ltd., a privately held investment company located in Omaha, Nebraska. He has been a Director of Nebraska
(2007 – present)
Methodist Hospital Foundation since 1993.  Mr. Koslosky has been determined to be an “audit committee financial expert” within the meaning of the Sarbanes Oxley Act of 2002 and the regulations related thereto by the Fund’s Board of Directors.  Mr. Koslosky serves as the Chairman of the Fund’s Audit Committee.

Michael C. Meyer	Mr. Meyer is currently the Vice President of Asset Management of Tenaska, Inc. Tenaska is a privately held
Age: 52	energy company that develops, constructs, owns and operates large-scale non-utility power plants. Tenaska also markets natural gas, electricity and biofuels products and provides associated energy risk management services;
Director	provides management and operation services to private equity partnerships; and engages in natural gas
(2008 – present)
exploration production and associated transportation systems.  Prior to his current position, Mr. Meyer was Vice
President, International Asset Management with responsibility for managing Tenaska’s international business and has been employed at Tenaska since 1995.  In his 30-plus years of financial and operations management experience in the banking and energy industries, Mr. Meyer has held positions with the United States Treasury
Department’s Office of the Comptroller of the Currency, the Farm Credit System and First National Bank of Omaha.

Gary L. Petersen	Mr. Petersen is the retired President of Petersen Manufacturing Co. Inc. of DeWitt, Nebraska. Mr. Petersen
Age: 67	commenced employment with the company in February, 1966. He became President in May, 1979, and retired in June, 1986. Petersen Manufacturing Co. Inc. produced a broad line of hand tools for national and worldwide
Director	distribution under the brand names Vise-Grip, Unibit, Prosnip, and Punch Puller. Mr. Petersen serves as
(1987 – present)	Chairman of the Fund’s Administration and Nominating Committee.

Robert Slezak	Mr. Slezak is currently an independent management consultant and has been since November 1999. Prior to
Age: 53	that, Mr. Slezak served as Vice President, Chief Financial Officer and Treasurer of the Ameritrade Holding
Corporation from January 1989 to November 1999 and as a director from October 1996 to September 2002.
Director	Mr. Slezak currently serves as a member of the board of directors of United Western Bancorp, Inc. and Xanadoo
(2008 – present)	Company, a provider of wireless communication services.

*	Except as otherwise indicated, each individual has held the position shown or other positions in the same company for the last five years.

The address for all Fund Directors is 256 Durham Plaza, 8401 West Dodge Road, Omaha, Nebraska 68114

MD&A–3

Interested Person Directors and Officers

The following Directors and Officers are interested persons of the Fund.  The determination of an interested person is based on the definition in Section 2(a)(19) of the Investment Company Act of 1940 and Securities and Exchange Commission Release (Release No. IC-24083, dated October 14, 1999), providing additional guidance to investment companies about the types of professional and business relationships that may be considered to be material for purposes of Section 2(a)(19).

Name, Age,
Position with
Fund and Term
of Office	Principal Occupation(s) and Directorships*

Edson L.	Mr. Bridges has been a full-time member of the professional staff of Bridges Investment Counsel, Inc. since
Bridges III, CFA	August 1983. Mr. Bridges has been responsible for securities research and the investment management for an
Age: 52	expanding base of discretionary management accounts, including the Fund, for more than ten years. Mr.
Bridges was elected President of Bridges Investment Fund, Inc. on April 11, 1997, and he assumed the position
President	of Portfolio Manager at the close of business on that date. Mr. Bridges became Chief Executive Officer of the
(1997 – present)	Fund on April 13, 2004. Mr. Bridges has been Executive Vice President of Bridges Investment Counsel, Inc.
since February, 1993, and he is a Director of that firm. Mr. Bridges is an officer and a Director of Bridges
Chief Executive	Investor Services, Inc. and Provident Trust Company. Since December 2000, Mr. Bridges has been President,
Officer	Chief Executive Officer, and Director of Bridges Investment Management, Inc. Mr. Bridges became a Director
(2004 – present)	of Stratus Fund, Inc., an open-end, regulated investment company located in Lincoln, Nebraska, in October,
1990 and is Chairman of the Audit Committee of the Stratus Fund.
Director
(1991 – present)

Robert W.	Mr. Bridges is a Director and Senior Equity Analyst at Sterling Capital Management LLC. Sterling Capital
Bridges, CFA	Management LLC, located in Charlotte, North Carolina, is an investment management company founded in
Age: 45	1970. Mr. Bridges commenced his career with Sterling Capital Management, LLC in 1996 and served in a variety of capacities including client service, systems integration, and compliance before assuming his current
Director	position in 2000. Mr. Bridges has been a Director of Bridges Investment Counsel, Inc. since December 2006.
(2007 – present)
Prior to joining Sterling, Mr. Bridges served in accounting, research analysis and several other roles for Bridges
Investment Counsel, Inc. for six years.  Mr. Bridges earned his B.S. in Business from Wake Forest University, and became a CFA charter holder in 2003.

MD&A–4

Additional Officers of the Fund

Name, Age,
Position with
Fund and Term
of Office	Principal Occupation(s) and Directorships*

Edson L.	Mr. Bridges was elected Chairman Emeritus on April 15, 2006. Mr. Bridges had previously served as
Bridges II, CFA	Chairman, Vice-Chairman, Chief Executive Officer, and President of the Fund. Mr. Bridges was replaced by
Age: 78	Edson L. Bridges III as Chief Executive Officer of the Fund on April 13, 2004. In September, 1959, Mr.
Bridges became associated with the predecessor firm to Bridges Investment Counsel, Inc. and is presently the
Chairman Emeritus	President, Director, and Chief Compliance Officer of Bridges Investment Counsel, Inc. Mr. Bridges is also
(2006 – present)	President and Director of Bridges Investor Services, Inc. Mr. Bridges is President and Director of Provident
Trust Company, chartered to conduct business on March 11, 1992, and, since December 2000, Director of
Vice-Chairman	Bridges Investment Management, Inc.
(2005 – 2006)

Chairman
(1997 – 2005)

Chief Executive
Officer
(1997 – 2004)

Director
(1963 – 2007)

Nancy K. Dodge	Ms. Dodge has been an employee of Bridges Investment Counsel, Inc. since January, 1980 and Bridges
Age: 49	Investment Management, Inc. since 1994. Her career has progressed through the accounting department of that
Firm, to her present position as Senior Vice President of Investor Support and Fund Services. Ms. Dodge is the
Treasurer	person primarily responsible for overseeing day to day operations for the Fund, and she is also the key person
(1986-present)	for handling relations with shareholders, the custodian bank, transfer agent, and the auditor. Ms. Dodge is a
Senior Vice President of Bridges Investment Management, Inc., a Senior Vice President and Director of Bridges
Chief Compliance	Investor Services, Inc., and a Vice President and Trust Officer for Provident Trust Company. Ms. Dodge was
Officer	appointed Chief Compliance Officer of the Fund, as of November 21, 2006.
(2006 – present)

Brian	Mr. Kirkpatrick is a Senior Vice President of Bridges Investment Counsel and has been an employee of Bridges
Kirkpatrick, CFA	Investment Counsel, Inc. since August 24, 1992 and Bridges Investment Management, Inc. since 1994.
Age: 39	Mr. Kirkpatrick has been a full-time member of the professional staff of Bridges Investment Counsel, Inc., responsible for securities research, and the investment management for an expanding base of discretionary
Executive	management accounts, including the Fund, for several years. Mr. Kirkpatrick was appointed Sub Portfolio
Vice President	Manager of the Fund on April 12, 2005. Mr. Kirkpatrick is Senior Vice President, Director of Research and
(2006 – present)	Chief Compliance Officer and a director of Bridges Investment Management, Inc., and a Vice President for Provident Trust Company.

Vice President
(2000 – 2006)

Mary Ann Mason	Ms. Mason has been an employee of Bridges Investment Counsel, Inc. since June 1981 and currently is Senior
Age: 59	Vice President, Corporate Secretary and Treasurer of such entity. She is Senior Vice President, Corporate
Secretary, and Treasurer of Bridges Investment Management, Inc. and the Secretary, Treasurer and Director of
Secretary	Bridges Investor Services, Inc. Ms. Mason also acts as Vice President, Secretary and Treasurer for Provident
(1987 – present)	Trust Company.

Linda Morris	Ms. Morris has been an employee of Bridges Investment Counsel, Inc. since August, 1992 and Bridges
Age: 44	Investment Management, Inc. since 1994. Her career with Bridges Investment Counsel, Inc. has been largely in the client accounting area. Ms. Morris was elected Assistant Treasurer of the Fund in April, 1999. Ms. Morris is
Assistant Treasurer	also Associate Director of Accounting for Bridges Investment Counsel, Inc. and a Trust Assistant for Provident
(1999 – present)	Trust Company.

MD&A–5

Name, Age,
Position with
Fund and Term
of Office	Principal Occupation(s) and Directorships*

Trinh Wu	Ms. Wu has been an employee of Bridges Investment Counsel, Inc. and Bridges Investment Management, Inc.
Age: 54	since February 1, 1997. Ms. Wu has functioned as the lead accountant for the day to day operation of the Fund.
Ms. Wu currently is the Senior Accountant of Bridges Investment Counsel, Inc. Prior to employment at Bridges
Controller	Investment Counsel, Inc., Ms. Wu performed operating and accounting activities for 17 years in the Estate and
(2001 – present)	Trust Department of the predecessor institutions to U.S. Bank, N.A. Nebraska. Ms. Wu was elected to the position of Controller of the Fund at the October 16, 2001 meeting of the Board of Directors.

*	Except as otherwise indicated, each individual has held the position shown or other positions in the same company for the last five years.

The address for all Fund Officers is 256 Durham Plaza, 8401 West Dodge Road, Omaha, Nebraska 68114

The Statement of Additional Information (SAI) includes additional information about Fund directors and is available at the Fund’s website, www.bridgesfund.com, or by calling 1-800-939-8401.

Item 22(b)(7)(i)

This item requires a discussion of those factors, including relevant market conditions and the investment strategies and techniques pursued by the Fund’s investment adviser that materially affected the performance of the Fund during the most recently completed fiscal year.  The investment performance for 2010, the most recently completed fiscal year, was an 11.50% total return with cash distributions reinvested in shares of capital stock in the Fund.

The relevant market conditions and the investment strategies pursued by the Fund’s investment adviser that materially affected the performance of the Fund during the most recently completed fiscal year are fully described on pages one through three of the Shareholder Letter, which is a part of the Annual Report.

Item 22(b)(7)(ii)

The Fund is required to provide a line graph comparing the initial account value and subsequent account values at the end of each of the most recently completed ten fiscal years of the Fund, assuming a $10,000 investment in the Fund at the beginning of the first fiscal year to the same investment over the same periods in an appropriate broad-based securities market index.  In a table placed within or contiguous to the graph, the Fund’s average annual total returns for the one, five, and ten-year periods ended on the last day of the most recent fiscal year, computed in accordance with applicable SEC regulations and guidelines, are provided.

This line graph appears on page MD&A-6.  The information on the line graph is set forth without amplifying commentary.  However, the interpretative discussion that precedes and follows in this section of the Annual Shareholder Report for 2010 is an integral part of the overall presentation concerning investment performance.

The assumptions for the preparation of data to compute performance for the Standard & Poor’s 500 Composite Index, the Russell 1000 Growth Index, and for Bridges Investment Fund, Inc., along with other items of information and analysis, appear on pages MD&A-6.

The Standard & Poor’s 500 Composite Stock Index was chosen as the appropriate broad-based market index for comparison with our Fund for the purpose of benchmarking the results of a 100% common stock investment as an alternative to an investment in our Fund.  Common stocks have ranged from 73% to 95% with an average of 91% of total market value in the Fund’s portfolio over the last decade.  This observation means that our Fund’s investment record in the typical year is unlikely to match the results of a securities investment in the Standard & Poor’s 500 Composite Index because the same degree of risk/reward has not been assumed by the Fund.  Nevertheless, the S&P 500 has the best data for tracking the general price trends for large capitalization, widely owned stocks, a representative list of which is held by our Fund.

MD&A–6

AVERAGE ANNUAL TOTAL RETURN
1 YEAR	5 YEARS	10 YEARS
11.50%	0.67%	-0.21%

The Fund’s past performance is not an indication of how the Fund will perform in the future.  The performance information presented does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN BRIDGES INVESTMENT FUND, INC.
AND THE STANDARD AND POORS 500 INDEX AND THE RUSSELL 1000 GROWTH INDEX

INFORMATION SUPPORTING AND SETTING QUALIFICATIONS FOR INVESTMENT RETURNS

Assumptions

1.The initial investment was made at the public offering price last calculated on the business day before the first day of the first fiscal year.

2.The subsequent account values are based on the net asset values of the Fund last calculated on the last business day of the first and each subsequent fiscal year.

3.The calculation for the final account value assumes the account was closed and the redemption was at the price last calculated on the last business day of the most recent fiscal year.

4.All dividends and capital gains distributions by the Fund were reinvested at the price on the reinvestment dates.  The dividend for the Standard & Poor’s 500 Composite Index for the previous quarter was invested at the month-end price closest to the reinvestment date for the Fund. The Russell 1000 Growth Index is a total return index that reinvests dividends continuously as they are paid.

Appropriate Index

The Fund is to select an “appropriate broad-based securities market index” that is administered by an organization that is not an affiliated person of the Fund or its investment adviser.  The securities index chosen must be adjusted to reflect reinvestment of dividends on securities in the index, but not the expenses of the Fund.

Use of Additional Indexes

In addition to the required comparison to a broadly-based index, mutual fund registrants with the Securities and Exchange Commission are encouraged to compare their performances to other more narrowly-based indexes that reflect the market sectors in which they invest. Management chose the Russell 1000 Growth Index as an additional index for comparison because the Fund’s Investment Manager invests primarily in large capitalization companies that have or are expected to have higher-than-average growth rates in revenues and earnings.

MD&A–7

Item 22(d)(3)

The Fund files its complete schedule of portfolio holdings with the SEC for the First and Third Quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at http://www.sec.gov or can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.)  These reports can also be obtained from the Fund by sending an e-mail to fund@bridgesinv.com or calling 1-800-939-8401.

Item 22(d)(4) & (5)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and a report on how the Fund voted such proxies during the 12-month period ended June 30, 2010 can be obtained at the Fund’s website at www.bridgesfund.com or by calling 1-800-939-8401, or from the SEC’s website at http://www.sec.gov.

Additional Disclosures

Shareholder Notification of Federal Tax Status (Unaudited) –  The Bridges Investment Fund designates 100% of dividends declared during the fiscal year ended December 31, 2010 as dividends qualifying for the dividends received deduction available to corporate shareholders.

The Bridges Investment Fund designates 100% of dividends declared from the net investment income during the fiscal year ended December 31, 2010 as qualified income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Information to Be Filed in N-CSR Report — The Securities and Exchange Commission requires specific certifications by the Fund’s principal officers with every report on Form N-CSR.  The Fund’s President, Executive Vice-President, and Chief Compliance Officer/Treasurer will provide his or her certification on a separate document, which certification will be filed as an exhibit to the Fund’s Form N-CSR.  Form N-CSR includes certain additional items of information to be reported, including; Item 2. Code of Ethics; Item 3. Audit Committee Financial Expert; Item 4. Principal Accountant Fees and Services; Item 6. Schedule of Investments; Item 10. Submission of Matters to Vote of Security Holders; Item 11. Controls and Procedures; and Item 12. Exhibits.  The Fund’s report on Form N-CSR is available, without charge, at the SEC’s website at http://sec.gov, and is also available, without charge, upon request to the offices of the Fund at 1.800.939.8401.

Respectfully Submitted,

Edson L. Bridges III
President and
Chief Executive and Investment Officer

This page has been intentionally left blank.

BRIDGES INVESTMENT FUND, INC.
8401 West Dodge Road
Omaha, Nebraska 68114

Telephone  402-397-4700
Facsimile  402-397-8617

Directors
Edson L. Bridges III
Robert W. Bridges
Nathan Phillips Dodge III
John J. Koraleski
Adam M. Koslosky
Michael C. Meyer
Gary L. Petersen
Robert Slezak

Officers
John J. Koraleski	Chairman and Lead Independent Director
Edson L. Bridges II	Chairman Emeritus
Edson L. Bridges III	President and Chief Executive and
Investment Officer
Brian M. Kirkpatrick	Executive Vice President
Mary Ann Mason	Secretary
Nancy K. Dodge	Treasurer and Chief Compliance Officer
Linda J. Morris	Assistant Treasurer
Trinh Wu	Controller

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
555 East Wells Street, Suite 1400
Milwaukee, Wisconsin 53202

Corporate Counsel	Counsel to Independent Directors
Baird, Holm, LLP	Koley Jessen P.C.
Attorneys at Law	Attorneys at Law
1500 Woodmen Tower	One Pacific Place, Suite 800
Omaha, Nebraska 68102	1125 South 103 Street
Omaha, Nebraska 68124

Special Counsel	Distributor
Ballard, Spahr, Andrews & Ingersoll, LLP	Quasar Distributors, LLC
1225 Seventeenth Street, Suite 2300	615 East Michigan Street
Denver, Colorado 80202	Milwaukee, Wisconsin 53202

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s president and treasurer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.  The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they provide a written request to the office of the Fund, Attention: Mary Ann Mason, 256 Durham Plaza, 8401 West Dodge Road, Omaha, Nebraska, 68114.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that there are two audit committee financial experts serving on its audit committee.  Adam M. Koslosky and Robert T. Slezak are the “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2010	FYE 12/31/2009
Audit Fees	$27,500	$27,892
Audit-Related Fees
Tax Fees	$3,600	$3,610
All Other Fees

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Deloitte & Touche LLP applicable to non-audit services pursuant to waiver of pre-approval requirement was as follows:

	FYE 12/31/2010	FYE 12/31/2009
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.  The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2010	FYE 12/31/2009
Registrant	$ -	$ -
Registrant’s Investment Adviser	$ -	$ -

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors.

Item 11. Controls and Procedures.

(a)
The registrant’s president and treasurer  have reviewed the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant’s service provider.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Incorporated by reference to the Registrant’s Form N-CSR filed March 3, 2008.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Bridges Investment Fund, Inc.

By (Signature and Title)*       /s/ Edson L. Bridges III
Edson L. Bridges III, President, CEO, CIO

Date                      2/28/11

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*        /s/ Edson L. Bridges III
Edson L. Bridges III, President, CEO, CIO

Date     2/28/11

By (Signature and Title)*       /s/ Brian M. Kirkpatrick
Brian M. Kirkpatrick, Executive Vice President

Date     2/28/11

By (Signature and Title)*        /s/ Nancy K. Dodge
Nancy K. Dodge, Treasurer & CCO

Date     2/28/11

* Print the name and title of each signing officer under his or her signature.